SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 3)

Filed by the Registrant |_|

Filed by a Party other than the Registrant |X|

Preliminary Proxy Statement |_|

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) |_|

Definitive Proxy Statement |_|

Definitive Additional Materials |X| Soliciting Material Pursuant to ss. 240.14a-12

THE ALASKA AIR GROUP, Inc. ("the Company-AAG")
(Name of Registrant as Specified In Its Charter)

Stephen Nieman, Richard D. Foley, Robert C. Osborne MD, Terry K. Dayton, John Chevedden and Carl Olson (Name of Persons Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required |X|

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1) Title of each class of securities to which transaction applies: Common Stock

2) Aggregate number of securities to which transaction applies: 27,182,129 shares

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:
|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously Paid: 2) Form, Schedule or Registration Statement No.:

3) Filing Party: Steve Nieman, for the 2005 CHALLENGERS

4) Date Filed: May 9, 2005
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Saturday, May 7, 2005

Hello All,

The 2005 AAG CHALLENGER proxy campaign is in full swing!!

The CHALLENGERS filed their Definitive Proxy Statement with the US SEC just over one week ago. (see link to our proxy statement found on www.votepal.com/).

I hope you've been checking votepal.com, because we're running this campaign on a miser's budget with limited resource. Eventually we hope to convince groups more powerful and better capitalized than ours of the wisdom of running true stakeholders for corporate board seats at the AAG.

This has been a long road, the 2004/05 contest having started back before turkey day. Our first contest started way back in the summer of 2002. But I remind myself that anything worthwhile in life doesn't happen overnight. And often times the journey is more interesting and meaningful than the destination.

This is a multi-year effort to raise AAG stakeholder awareness, particularly workers. If you think your job is secure working for the highest hourly wage your union can negotiate, and going blissfully home afterward--you haven't been paying attention to what's been happening in the business world.

Corporations are in the midst of a huge upheaval. If workers want to survive, they're going to have to get involved in constructive ways. We're going to have to learn Corporate Governance 101, assert our rights to amend bylaws/other governing documents, and learn how to affordably capitalize our assets so we can grow. Or to put it in another way--we're going to have to learn how to be owners, not wageslaves. The phrase of the 21st Century might be--OWN OR BE OWNED!

Squeezed between downsizing, outsourcing and outright replacement by technology, workers are going to have to reach out to their true allies--customers and stockholders. We can't look to people in power, whether it be management or government, to take care of us. (That was a myth anyway; the premise of America is citizens being empowered to do the work of life and governing themselves).

The successful corporation of the new millennium is going to be one structured around a just division of power and teamwork among active stakeholders owning a majority of the stock. If we can challenge our institutions and change them accordingly, we will begin to fashion true job and pension security. If we can't change our institutions, we will lose our income security like so many workers have in the airline and other U.S. industries.

Life paradoxically teaches us that the night is darkest before the dawn; when the chips are down that's when the mind gets focused to take advantage of lucrative opportunities (and risks) that we may not have considered before.

I could write for hours on the immorality of our social systems (that doesn't allow "legal" candidates in a corporate election to appear on one proxy card, for example), but that will have to wait until a later time...

PROXY VOTING IS CONFUSING!

It is! courtesy the current system. We are working to change it, but for now there are a multiple of ways that AAG 401(k)ers can vote for CHALLENGER candidates.

But time is running out. 401(k)ers can vote only up to midnight next Thursday, May 12.

Vanguard has published a fax number to expedite transmission of AAG 401(k) plan participant Voting Instruction Forms ("VIF") (which is what the "ballot" is called for shares held in trust). That Fax number is (732) 417-2916.

By the way, this number was published in an April 22, 2005 letter Vanguard sent to EquiServe (the AAG's agent), which was to be mailed in the AAG's proxy materials packets to all AAG 401(k)ers. Unfortunately, not all plan participants got the inserted letter (I didn't in my packet). That letter is posted on votepal in pdf at https://www.votepal.com/vanguardinstruct05.pdf/

Of the several methods AAG stockholders can utilize to vote for CHALLENGER candidates, I suggest the following: (I've appended our instructions from our proxy statement at the end of this email.)

Probably the easiest, is to take the VIF (the ballot) mailed to you by the company, mark "Withheld From All Nominees" (which cancels voting for all AAG nominees), and write-in any of the CHALLENGER candidates (you can vote for a total of four). They are yours truly, Richard Foley, fellow-Horizon worker Terry Dayton, Dr. Bob Osborne, John Chevedden and Carl Olson. You can read a brief bio on each at votepal.com/.

Our VIF contains three additional shareholder proposals that all stockholders are empowered to vote on. If you want to vote the complete offering, click on: https://votepal.com/a14defin0500429nemo.html/ which takes you to the CHALLENGERS' proxy statement and copies of our ballot and VIF in three formats: html, pdf and electronic.

Print out and fax to (732) 417-2916 since time is running short. I filled out the electronic VIF, printed it out and then faxed (unfortunately, we were not able to get EquiServe to authorize Internet voting of the CHALLENGERS' VIF and proxy card).

I know this all sounds complicated--and unfortunately it is, which is a dead giveaway that an injustice is in progress.

I have witnessed in my life the FACT that we all shape reality--our own and others. Daily, we partake in the Brave New World--there's no escape hatch. It's just a question of whether we work from the sphere of justice or not.

Obviously, if our sole reality is "I," "me" or "mine," we will never attain the ultimate truth which results in the FACT that we have to work together to be productive and happy. If we accomplish that effectively--we all benefit. If we don't--we all suffer.

No man or woman is an island. It's a lonely and negative way to exist. Let's try reaching out to one another and moving forward arm-in-arm.

Hope to see you all in Seattle at the shareholders meeting on May 17~~Steve
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Excerpt from the 2005 AAG CHALLENGERS' proxy statement:

VII.c. How Do I Cast My Vote Using The Company-AAG's Proxy Card and Voting Instruction Form?

For 401(k) employee stockholders, you will have to vote via EquiServe to complete the requirement that the Vanguard and Fidelity trustees be notified of your voting instructions. This must be completed by 11:59 p.m. Eastern Time on May 12, 2005 (See the Company-AAG's April 25, 2005 Definitive Proxy Statement on pages 5.)

However, since our candidates have been withheld from the Company-AAG's 2005 Voting Instruction Form (see the Company-AAG's April 25, 2005 Definitive Proxy Statement on page 58; our names were also withheld in years 2003 and 2004, which was never explained by Company-AAG management), 401(k) employee stockholders will need to VOTE A VOTING INSTRUCTION FORM THAT WILL BE AVAILABLE PROBABLY ONLY ON WWW.VOTEPAL.COM. Please note that the management of the Company-AAG is not required to include the names of the CHALLENGER nominees on the employee stockholders' Voting Instruction Form.

However, there are three (3) other actions employee stockholders can take to ensure their votes are counted in the manner they wish--and in time: (1) From the Company-AAG Definitive Proxy Statement filed with the SEC, you can print out the last page (page 58), check "Withheld From All Nominees" and write in by hand the names of the CHALLENGER nominees you wish to vote for. Be sure to include your Voting Control Number if voting in this manner; (2) If your proxy materials from the-Company AAG were mailed, you can check "Withheld From All Nominees" and write in by hand the names of the CHALLENGER nominees you wish to vote for; (3) If you received your Voting Instruction Form electronically, you will need to print out the form and then check "Withheld From All Nominees" and write in by hand the names of the CHALLENGER nominees you wish to vote for. This voting method can be used to vote any combination of a total of four nominees out of the ten who are running.

Then mail the form to:
Alaska Air Group, Inc.
c/o EquiServe Trust Company, N.A. Proxy Services
P.O. Box 8948
Edison, NY 08818-8948

In 2003 and 2004, Putnam, the 401(k) plan administrator prior to Vanguard, agreed to permit the voting of voting instructions by plan participants for the CHALLENGER candidates using their Proxy Card available on www.votepal.com.

We are in the process of endeavoring to obtain the applicable information and procedure from Vanguard and Fidelity, which are the designated, directed-trustees. When further information becomes available, we will file additional Definitive material to amend our Proxy Statement with the SEC to advise stockholders. We will also publish this information on www.votepal.com. A copy of last year's Voting Instruction Form from Putnam is printed above.

For beneficial outside stockholders, since our candidates have been withheld from the Company-AAG's proxy card--see the Company-AAG's April 25, 2005 Definitive Proxy Statement on page 56 (our names were also withheld in years 2003 and 2004, which was never explained by Company-AAG management)--beneficial outside stockholders can do the following: (Please note that the management of the Company-AAG is not required to include the names of the CHALLENGER nominees on the employee stockholders' Voting Instruction Form.)

A beneficial outside stockholder who wishes to vote for CHALLENGER candidates using the Company-AAG's proxy card may check "Withhold" for each of the incumbent company nominees and write in by hand the names of the CHALLENGER nominees the stockholder wishes to vote for. Then mail the card to the address your banker or broker directs you.

For those beneficial outside stockholders who receive their proxy materials electronically, you will need to print out the proxy card, check "Withhold" for each of the incumbent company nominees and write in by hand the names of the CHALLENGER nominees that you wish to vote for. Then mail the card to the address your banker or broker directs you. This voting method can be used to vote any combination of a total of four nominees out of the ten who are running.

Unfortunately, currently there is no way to electronically pencil "write in" CHALLENGER candidates on an electronic ballot and have it properly voted, a situation we are working to rectify with EquiServe Trust Company, N.A. We will report on progress made in this area in future additional Definitive filings with the SEC so stockholders can be promptly notified.

You can always, however, vote electronically for the CHALLENGERS using their electronic proxy card soon to be available on www.votepal.com/. It will have a data field that you can "write-in" any legal SEC candidate in this contest you want.

We assert that since proxy cards mailed to beneficial owners come from their banker or broker and not the Company-AAG--that those proxy cards MUST contain the CHALLENGERS' names and a link to the CHALLENGERS' proxy card at www.votepal.com/. A failure to do that would dictate that those bankers and brokers are soliciting proxies just for the Company-AAG, and should be required to make all necessary filings with the SEC in the Company-AAG's Proxy Statement as Participants in the Company-AAG's Solicitation.

Remember: the management of the Company-AAG is under no obligation to require that all candidates and all shareholder proposals are listed on the Company-AAG's proxy card.

For beneficial outside stockholders, to enhance the potential that your proxy for the CHALLENGERS will be properly counted, we ask that you accurately identify yourselves by voluntarily writing in your Voter Control Number(s) on our proxy card, and send it to us either electronically, by fax or postal mail according to instructions published on www.votepal.com.

WE CAN'T STRESS ENOUGH THE IMPORTANCE OF YOUR LEGAL FORM OF PROXY LETTER AND THE VOTER CONTROL NUMBER. Without it being properly included, your proxy will not be a valid form of proxy and will probably not be counted. The generally accepted practice is that the most recently-dated legal proxy will be the one counted.